Exhibit 99.2
FOURTH-QUARTER PRELIMINARY RESULTS February 13, 2008

Tronox makes certain forward-looking statements in this presentation that are subject to risks and uncertainties. These statements are based on the beliefs and assumptions of our management and on information currently available to our management at the time of such statements. Forward-looking statements include information concerning our possible or assumed future results or otherwise speak to future events and may be preceded by, followed by or otherwise include the words "believes," "will," "expects," "anticipates," "intends," "estimates," "projects," "target," "budget," "goal," "plans," "objective," "outlook," "should," or similar expressions. Any statements regarding possible commerciality, development plans, capacity expansions, future production rates, future cash flows and changes in any of the foregoing are forward-looking statements. Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. Future results or performance may differ materially from those expressed or implied in these forward-looking statements. Many of the factors that will determine these results and values are beyond our ability to control or predict. These factors include adverse changes in general economic conditions or in the markets we serve, changes in our business strategies, availability and pricing of raw materials, demand for consumer products for which our businesses supply raw materials, the financial resources of competitors, changes in laws and regulations, the ability to respond to challenges in international markets (including changes in currency exchange rates), political or economic conditions in areas where we operate, trade and regulatory matters, the ability to generate cash flows or obtain financing to fund growth and the cost of such financing, and other factors and risks discussed herein, and in our forms 10-K and 10-Q, which are available on Tronox's website at www.tronox.com. Potential investors are cautioned not to put undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. FORWARD-LOOKING STATEMENT

AGENDA § Financial Highlights Mary Mikkelson Senior Vice President and Chief Financial Officer § Fourth-Quarter Performance and Land Sales Update Robert Gibney Vice President Investor Relations and External Affairs § Perspective and Key Strategic Initiatives Tom Adams Chairman and Chief Executive Officer § Q & A

FINANCIAL REVIEW Tax Valuation Charge Covenant Amendments Cornerstone Cash to Cash Mar. 31 2006 Dec. 31 2007 (In days) 143 121 Cash Flows from Operating Activities FY 2006 FY 2007 ($MM) $ 111.6 $ 95.3 Inventory, Receivables & Payables Working Capital and Cash Flow

BALANCE SHEET $73MM Reduction in Term Loan Since IPO § $50MM accounts receivable securitization § $23MM free cash flow Outstanding Debt as of Dec. 31, 2007 § Term Loan $127 § Australian debt 8 § Senior Unsecured Notes 350 Total $ 485 2005 2006 2007 6/30/1905 195 190 147 127 ($MM) Term Loan $190 $127 2006 2007 Q4 Q3 $147 2007 Q4 $200 2005 Q4

2006 2007 2008 East 139 118 112 SELLING, GENERAL AND ADMINISTRATIVE (SG&A) Project Cornerstone Reductions § Efficiency improvements § Restructuring § Retiree medical contribution changes § $93MM reduction in postretirement obligation § Lower retiree medical costs SG&A ($MM) $139 $113 - $116 IPO* 2008 Projection *As adjusted for reclassifications 2007 $118.5 20% Reduction

FINANCIAL ITEMS Financial Items ($MM) Q4 2007 FY 2007 2008 Outlook Interest Expense $12.6 $50.1 $50 - $55 Capital Expenditures $19.4 $70.9 $62 - $65 Depreciation and Amortization $29.5 $112.3 $108 - $110

ENVIRONMENTAL Environmental Items ($MM) FY 2007 2008 Outlook Gross Spend $52 Reimbursements $19 Net Cash Spend $33 $40 - 45 As of 12/31/07 § Financial reserves = $189MM § Receivables for reimbursements = $68MM § Excludes anticipated future receivables of ~$30MM from DOE for West Chicago Mitigating Items: § Government reimbursements (DOE, DOD) § Pursuing other PRPs § Insurance policies § Land sales § Kerr-McGee 7-year remediation cost reimbursement program Reimburses Tronox for 50% of remediation cost in excess of reserves at IPO up to $100MM

FOURTH-QUARTER PRELIMINARY RESULTS Higher volume, FX, freight costs and fixed asset abandonment of $4.9MM Includes tax valuation charge of $29.5MM $(0.56) excluding unusual items ($MM) Fourth Quarter 2007 Fourth Quarter 2006 Net Sales $ 357.6 $ 328.5 Cost of Sales 339.8 293.0 Gross Margin 17.8 35.5 SG&A 26.2 31.3 Income (Loss) from Continuing Ops (57.4) 7.8 Diluted EPS from Continuing Ops (1.41) 0.19 FX impact $5.8MM Higher sales volume and lower price FX impact $1.4MM

Q4 2007 EPS BRIDGE VS. Q4 2006 0.19 (0.39) (0.24) (0.06) 0.14 (0.10) 0.14 (0.86) (0.22) (1.41) 0.85 (0.56) (2.50) (2.00) (1.50) (1.00) (0.50) 0.50 1.00 1.50 As Reported Prior Year Restructuring and Arbitration Prices Costs Cornerstone Freight SG&A Taxes / Other FX As Reported Unusual Items* "Adjusted" Q4 2006 Operating Other Q4 2007 Q4 2007 Earnings per Share ($) *Represents the diluted earnings per share impact of the tax valuation charge and fixed asset abandonment charge. Amount is calculated as the total of those two items, $34.4 million divided by 40.7 million diluted shares outstanding.

Source: Census Bureau PPI Industrial Chemicals (1982 = 100) TiO2 Inputs PPI INDUSTRIAL CHEMICALS

PROCESS CHEMICALS Chlorine and Caustic Soda § Weak housing market and increased vinyl capacity in Asia-Pacific is putting pressure on chlorine pricing § Caustic soda tight due to lower chlorine production, increased exports and reduced imports. New capacity expected on stream in Q2 to ease market. Source: CMAI average market data $/MT Chlorine Price FOB Gulf Coast 240.00 260.00 280.00 300.00 320.00 340.00 Jan-2007 Mar-2007 May-2007 Jul-2007 Sep-2007 Nov-2007 Jan-2008 Mar-2008 May-2008 Jul-2008 Sep-2008 Nov-2008 $/MT Caustic Soda Pricing FOB Gulf Coast 300.00 350.00 400.00 450.00 500.00 550.00 Jan-2007 Mar-2007 May-2007 Jul-2007 Sep-2007 Nov-2007 Jan-2008 Mar-2008 May-2008 Jul-2008 Sep-2008 Nov-2008

OCEAN FREIGHT Baltic Supramax Day Rates 0 20,000 40,000 60,000 80,000 100,000 120,000 7/1/2005 10/1/2005 1/1/2006 4/1/2006 7/1/2006 10/1/2006 1/1/2007 4/1/2007 7/1/2007 10/1/2007 1/1/2008 Dollars per Day Earnings BSI Route S1A: Antwerp - Skaw Trip Far East BSI Route S1B: Canakkale Trip Far East BSI Route S2: Japan - SK / NOPAC or Australia RV BSI Route S3: Japan - SK Trip Gib - Skaw range BSI Route S4: 52,000mt Transatlantic RV BSI4a: USGulf to Skaw - Passero BSI4b: Skaw-Passero to USGulf BSI Route S5: Trial-W.Africa via ECSA to Far East BSI Route S6: Trial-Jpn-SK trip via Aus/India BSI - Average of the 5 T/C Routes

TiO2 PIGMENT Sales Revenue § Strong Asia-Pacific, European and Latin American demand offset weak North American market Production § Capacity utilization low to mid 90s Operating Profit § Higher freight costs, FX and asset write off § Offset by lower SG&A and lower manufacturing costs as a result of Project Cornerstone 100 150 200 250 300 350 400 ($MM) Sales 2007 2006 Q4 Q4 $305 $329

2006 2007 East 23 28 ($MM) Sales ELECTROLYTIC & OTHER CHEMICAL PRODUCTS 14% $23 $28 Q4 Q4 2006 2007 Executing Strategies § Chlorate production expansion § Boron market penetration § LMO rechargeable battery market growth EMD Antidumping Action Progressing § Preliminary determinations due March 2008 § Department of Commerce estimated dumping margins 53% (Australia) and 133% (China)

LAND SALES PROGRESS

100%-Owned Land Progress

Henderson Land Sales

- NFA received in January
- 53-acre parcel financing fell through for buyer
  - Pursuing other buyers at this time
- Closed on sale of smaller parcel
  - Net proceeds ~$2MM

LandWell Interest Progress

LandWell 2,200-Acre Development

- Negotiations continue on bulk sale
- LandWell working to secure sales of commercial "neighborhoods"



LandWell Development

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2007 KEY ACTIONS TAKEN Debt Structure Reduced debt by $64MM to $485MM Cost Structure Reduced cash costs by $43MM through Project Cornerstone Product Pricing TiO2 - global price increases announced, working to implement ASAP Electrolytic - antidumping case for electrolytic manganese dioxide SG&A Restructuring reduced SG&A run rate to approximately $113MM - $116MM Environmental Working to mitigate liability across a number of fronts, including political support for GAO audit of EPA's cleanup of Manville, N.J. site Pension and Postretirement Reduced postretirement obligations by $93MM and reduced postretirement medical costs by $6MM in 2007, with $15MM cost reduction projected in 2008 Capital Expenditures Diligent management of capital dollars resulted in reduction of $9MM for 2007 Land Sales Obtained NFA and necessary municipal approvals for sale of various parcels in Henderson, Nev.

CORNERSTONE EXECUTION Status Summary § Teams ahead of schedule § Adding $12MM in additional savings to our cash cost reduction § Uerdingen efficiency project to add savings when process finalized § Capital reduction ahead of target Cash Cost Reductions $MM (Cumulative) $0 $15 $30 $45 $60 $75 $90 $105 $120 2006 2007 2008 2009 Savings to Date SG&A Op Costs Land Sales & Capital Program * Does not include 2,200-acre LandWell sales $MM (Cumulative) $0 $20 $40 $60 $80 $100 $120 $140 2006 2007 2008 2009 2010 Savings to Date Capital Add'l Land Sales*

TiO_2 PRICING ENVIRONMENT

Price Increases Announced

Region	7/01/07	10/01/07	1/15/2008
Asia-Pacific	$100/mt	$100/mt	$150/mt
Europe	€ 80/mt	€100/mt	
Middle East / Africa	$120/mt	$150/mt	
North America	$0.05/lb	$0.06/lb	$0.06/lb
Central / S. America	$100/mt	$130/mt	$130/mt

Market Fundamentals Support Higher Prices

- Global demand up ~3% - 4%
- Capacity utilization ~92% - 95%
- Inventory levels below seasonal norms

Increased Prices Required to Offset Rising Input Costs

- Caustic, chlorine, petroleum coke
- Freight costs
- Energy

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ENVIRONMENTAL Environmental Strategy § Reserves down from $239MM at IPO to $189MM at end of 2007, receivables ~$68MM § Pursuing number of mitigation strategies to reduce and contain future liability Legacy Risk Mitigation Strategies § Reimbursements: DOE, DOD § Pursue PRPs § Insurance, land sales § Kerr-McGee/Anadarko Total Spend n $137 $121 $98 $85 $61 $57 $52 Reimbursements n (11) (10) (15) (50) (71) (38) (19) Net Pretax Spend $126 $111 $83 $35 ($10) $19 $33 $40 - $45 estimate (1) Additions to the reserves may be required as additional information is obtained that enables Tronox to better estimate its liabilities, including any liabilities at sites now under review. -$100 -$50 $0 $50 $100 2001 2002 2003 2004 2005 2006 2007 2008 ($MM) Environmental Expenditures

2008 OUTLOOK U.S. Economy and TiO2 Demand § TiO2 recessions typically lead U.S. recessions § Globalization of TiO2 business has dampened volatility § Continued strong demand in Asia and Europe will continue to provide an outlet for U.S. produced TiO2 § TiO2 global demand growth in 2008 estimated to be greater than 3% (40%) (30%) (20%) (10%) 0% 10% 20% 30% 40% 1980 1983 1986 1989 1992 1995 1998 2001 2004 2007 US Recession TiO2 Recession Q-over-Q TiO2 Delta

2008 ACTIONS Debt Structure u Covenant amendments approved by lenders Cost Structure Reduce cash costs by $22MM through Project Cornerstone, includes $12MM additional savings announced today Finalize Uerdingen efficiency study - announce additional savings when finalized Product Pricing TiO2 - implement TiO2 price increases Electrolytic - gain favorable ruling on electrolytic antidumping case for manganese dioxide SG&A Spending of $113MM - $116MM range, a reduction from IPO run rate of $139MM Environmental Continue pursuit of mitigation items Strategic Alternatives Evaluate all strategic options for business

Q&A